                                                                  Exhibit 10(x)

CIVIL COURT OF THE CITY OF NEW YORK
COUNTY OF NEW YORK: PART 52
------------------------------------------x
THE CITY OF NEW YORK and NEW YORK
CITY HEALTH AND HOSPITALS
CORPORATION,                                             STIPULATION OF
                                                         SETTLEMENT
               Petitioners (Landlord),

                                                          Index No. 016488/95
          - against -                                     (Commercial L&T)


ENZO BIOCHEM, INC.
R&S Building
Bellevue Hospital
492 First Avenue
New York, New York
(Block 962, Lot 100),


               Respondent (Tenant),


          - and -


"JOHN AND JANE DOE"


               Respondent (Undertenants),

Said names of the undertenants being
fictitious and unknown to petitioner,
persons intended to be undertenants,
occupants and/or licensees of the
subject premises.

------------------------------------------x

         WHEREAS, on or about June 16, 1970, petitioner City of New York ("City") as owner of the subject premises, entered into an agreement with petitioner New York City Health and Hospitals Corporation ("HHC") wherein the City leased to HHC certain property which included the premises (land and building), known as the R & S Building (Block 962, part of Lot 100) located at 492 First Avenue, New York, New York (the "subject premises"); and

         WHEREAS, on or about November 18, 1985, the City, HHC as landlord, and respondent Enzo Biochem, Inc. ("Enzo") as tenant, entered into a sublease agreement for the subject premises ("Sublease") for a term of fifty (50) years, commencing as of that date; and

         WHEREAS, the City, HHC and Enzo entered into an Amendment of Sublease as of October 30, 1992 ("Amendment of Sublease"); and

         WHEREAS, disputes have arisen between Enzo and the City and HHC respecting the Sublease and the Amendment of Sublease in consequence of which the parties have engaged in extensive discussions and litigation concerning their respective obligations, Enzo's non-payment of rent, and other matters relating to the Sublease and Amendment of Sublease, including litigation of
(i) a declaratory judgment action in the Supreme Court, New York County, entitled ENZO BIOCHEM, INC. V. CITY OF NEW YORK, NEW YORK CITY HEALTH AND HOSPITALS CORP., Index No. 113887/95, by which Enzo sought a declaration that Enzo was not in default of its obligations under the Amendment of Sublease to substantially complete the renovation of the premises, and to maintain at least thirty-five jobs at the premises (the "Supreme Court Action"); and (ii) the above-captioned nonpayment proceeding commenced on or about June 20, 1995 by which petitioners the City and HHC, sought rent arrears then outstanding in the amount of $1,107,783.83 plus interest and possession of the subject premises (the "Non-Payment Proceeding"); and

         WHEREAS, the parties now desire to settle this proceeding and the Supreme Court Action and all disputes between them arising out of or relating to the Sublease and Amendment of Sublease and to finally and amicably resolve and settle any and all claims which have been pleaded in this proceeding and the Supreme Court Action or in any way related thereto as well as to provide for the termination of the Sublease and Amendment of Sublease without further liability of Enzo thereunder or in any way related thereto.

         NOW, THEREFORE, in consideration of the mutual promises of the parties hereto, the parties to this Stipulation and Order of Settlement ("Stipulation") stipulate and agree as follows:

         1. The Non-Payment Proceeding is hereby settled with prejudice and without costs, disbursements or attorneys' fees to either side, upon the terms and conditions set forth in the Stipulation.

         2. The Sublease and the Amendment of Sublease are hereby terminated in all respects so that none of the parties thereto shall have any other or further obligation or liabilities thereunder or by reason thereof, and Enzo shall be deemed to have vacated and surrendered the subject premises in its "as is" condition and the City and HHC shall be deemed to have accepted such vacatur and surrender simultaneously with the execution and delivery of the Stipulation.

         3. Upon the full execution and delivery of the Stipulation, HHC may take possession of and secure the subject premises without further notice to Enzo and Enzo shall concurrently turn over and deliver to HHC any and all keys in its possession to the subject premises.

         4. Any and all improvements, alterations, installations, and additions heretofore made by Enzo to or in the subject premises and currently located therein shall be deemed surrendered with the subject premises so that the same, upon the execution and delivery hereof, shall be the property of the City, without representation or warranty by Enzo of title or condition. Enzo shall and hereby does assign, set over and transfer to the City and HHC such rights, causes or claims it might have or hereafter have against any contractor or contractors employed by Enzo to perform work, labor or services at the subject premises, but Enzo does not represent or warrant that any such rights, causes or claims exist.

         5. Simultaneously with the execution of this Stipulation, the parties shall execute a separate stipulation discontinuing the Non-Payment Proceeding with prejudice and without costs disbursements or attorneys' fees (the "Stipulation of Discontinuance"). The Stipulation of Discontinuance shall be held in escrow by the Office of the Corporation Counsel of the City of New York until the delivery by Enzo of the securities constituting the consideration for the settlement set forth in this Stipulation in the name of the City in accordance with paragraph 7 below, at which time the Stipulation of Discontinuance forthwith shall be filed with the court. The Stipulation of Discontinuance shall be in the form annexed hereto as Exhibit A.

         6. Simultaneously with the execution of this Stipulation, the parties shall execute a separate stipulation discontinuing with prejudice and without costs disbursements or attorneys' fees the action brought by Enzo in Supreme Court, New York County, entitled ENZO BIOCHEM, INC. V. CITY OF NEW YORK, NEW YORK CITY HEALTH AND HOSPITALS CORP., Index No. 113887/95. The stipulation described in this paragraph 6 shall be held in escrow by Anderson Kill & Olick, P.C., until the delivery by Enzo of the securities constituting the consideration for the settlement set forth in this Stipulation in the name of the City in accordance with paragraph 7 below, at which time said stipulation forthwith shall be filed with the court. The proposed stipulation shall be in the form annexed hereto as Exhibit B.

         7. Enzo shall pay the City $2.95 million in full settlement of all of the City's and HHC's claims for rent, additional rent, PILOT Payments or otherwise asserted against Enzo or arising under or by reason of the Sublease and Amendment of Sublease (the "Settlement Amount"). The Settlement Amount shall be paid in securities and or in cash in the form and manner and on the terms and conditions as set forth herein:

            (a) Within twenty (20) days of the execution of this Stipulation, Enzo shall issue, assign, transfer, convey and/or set over to the City and deliver to Citibank, N.A. as custodian for the City such number of shares of Enzo common stock ("Enzo Stock" or the "Stock") as shall have a market value if registered and freely transferable as of date of issue of at least $2.95 million which value shall be computed using the closing price per share of the Stock on the American Stock Exchange on the day before the date of issue.

            (b) Simultaneously with the issuance of the Stock Enzo shall deliver to the City (i) a duly executed resolution of Enzo's Board of Directors, certified by an appropriate officer of Enzo, approving the terms of the Stipulation and the issuance of the Stock; (ii) evidence of the transfer of the shares of Enzo Stock to the City on the books and records of the transfer agent and the registrar of the stock of Enzo. The said documents shall be hand delivered to and received by Robin Green, Esq. or, if she is not available for any reason, Lawrence Kahn, Esq. each an Assistant Corporation Counsel, at the Office of the Corporation Counsel of the City of New York, 100 Church Street, Room 3-102, New York, New York 10007.

            (c) Simultaneously with the issuance of the Stock Enzo shall deposit with Anderson Kill & Olick, P.C. ("Escrow Agent") the sum of $2.95 million (the "Escrow Fund") to secure the ultimate receipt by the City of the full Settlement Amount. The Escrow Agent shall deposit the Escrow Fund in an interest bearing account at Citibank, N.A. or Chemical Bank in New York City.

            (d) For a period of two hundred ten (210) days commencing with the issuance of the Stock, Enzo shall have the exclusive right and option to place or secure the sale of the Stock on behalf of the City in whole or in part which placement and sale or sales, if effected, may be to a transferee or transferees selected by Enzo in its discretion provided, however, that the City's consent to such transferee or transferees shall be required so long as such consent is not unreasonably withheld or delayed (the "Exclusive Sales Period").

            (e) The City (and, in turn, Citibank, N.A., its custodian), shall promptly facilitate the transfer or transfers of Stock at Enzo's request from time to time with the net proceeds of such transfer or transfers being paid to the City.

            (f) In the event Enzo shall not exercise its right and option to place or secure the sale of the Stock on behalf of the City within the Exclusive Sales Period or in the event all such Stock is not placed or sold within such period and the City has not received an aggregate net sum of $2.95 million from the portion of the Stock so sold, the City shall tender, offer and "put" the remaining Stock or such portion thereof as may not have been sold during the Exclusive Sales Period to Enzo and Enzo shall thereupon forthwith pay to the City the difference between $2.95 million and such amount or amounts as the City may have realized by sale or sales of the Stock during the Exclusive Sales Period, provided, however, that in the event Enzo does not purchase the Stock so tendered by the City for such amount the City may demand that Anderson Kill & Olick, P.C., as Escrow Agent, accept the stock tendered, offered and put to Enzo in which event Anderson Kill & Olick, P.C. shall forthwith pay to the City such amount out of the Escrow Fund as may equal the difference between $2.95 million and such amount or amounts as the City may have realized by sale or sales of the Stock during the Exclusive Sales Period. The City shall be paid such aggregate sum of $2.95 million on or before March 19, 1997 net after the costs and expenses of sale including any and all sales commissions. In no event is the City's entitlement hereunder to exceed $2.95 million. In the event the City receives proceeds from the sale of any of the Stock or from the Escrow Agent aggregating $2.95 million, net after the costs and expenses of sale (including any and all commissions), the City or, as the case may be, the Escrow Agent, shall forthwith surrender any remaining Stock to Enzo for cancellation. In such event the Escrow Agent may release the balance of the Escrow Fund and the interest accrued thereon, if any, to Enzo.

         8. At such time as the City has received net proceeds equal to the Settlement Amount, Enzo shall have no further obligations pursuant to this Stipulation, and any Stock then remaining unsold shall be transferred to and re-registered to Enzo. The City shall cooperate with Enzo in enforcing the terms of this paragraph, including, without limitation, executing a stock power or multiple stock powers and other documentation necessary to effectuate the registration, re-registration and/or transfer of the Stock, as provided herein.

         9. All notices to Enzo as required under this Stipulation shall be mailed by certified mail, return receipt requested to Enzo Biochem, Inc. at 575 Fifth Avenue, New York, New York 10017 attention: Barry Weiner. Failure or refusal of Enzo to accept the notice shall not affect the delivery of the notice under this Stipulation.

         10. A copy of all notices to Enzo under this Stipulation shall also be sent by certified mail, return receipt requested, to Anderson Kill & Olick, P.C., attorney for Enzo, Attention: Arthur S. Olick, Esq., at 1251 Avenue of the Americas, New York, New York 10020.

         11. All notices, documents or payments to the City as required under this Stipulation shall be hand delivered or faxed to the New York City Law Department, Attention: Robin Green or Lawrence Kahn, 100 Church Street, Room 3-102, New York, New York 10007 and to William Paolino, Office of the Comptroller, 1 Centre Street, Room 736, New York, New York 10007. A copy of such notices, documents or payments shall also be sent by regular mail to Lori Fierstein, Acting Deputy Commissioner, New York City Department of General Services, 1 Centre Street, Room 2053, New York, New York 10007. Failure or refusal by any of the above parties to accept any notice shall not affect the delivery of the notice under this Stipulation.

         12. This Stipulation and the executed counterparts of the Exhibits attached hereto and made a part hereof set forth the parties' entire understanding and agreement with respect to the subject matter hereof, and may not be modified, amended or waived other than pursuant to a writing signed by the parties hereto.

         13. This Stipulation shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         14. None of the terms contained in this Stipulation shall be deemed to constitute, or be based upon a policy of the

City of New York. This Stipulation shall not be admissible in, nor is it related to, any other litigation or settlement negotiation, other than in the above captioned action and ENZO BIOCHEM, INC. V. CITY OF NEW YORK, NEW YORK CITY HEALTH AND HOSPITALS CORP., Supreme Court, New York County, Index No. 113887/95.

         15. Each party hereto shall promptly do, execute, acknowledge, deliver, report, and file any and all further acts, certificates, assurances or other instruments as the other party may reasonably require from time to time in order to carry out more effectively the terms of this Stipulation.

         16. (a) Enzo hereby waives and releases any and all claims, counterclaims and defenses it may have, including those which were raised or which could have been raised in this proceeding or in any action which could have been brought relating to the City and/or HHC's obligations under the Sublease and Amendment of Sublease, other than those obligations expressly provided for under this Stipulation. Simultaneously with the execution of this Stipulation, Enzo shall execute and deliver to the City a release in the form annexed hereto as Exhibit C.

             (b) The City and HHC each hereby waive and release any and all claims, counterclaims and defenses it or they may have, including those which were raised or which could have been raised in this proceeding or in any action which could have been brought relating to Enzo's obligations under the Sublease and Amendment of Sublease, other than those obligations expressly provided for under this Stipulation provided, however, that Enzo shall indemnify and save harmless the City and HHC from unknown and presently unasserted third party claims against them by reason of the acts, omissions or negligence of Enzo during the period it was in possession and control of the subject premises. Simultaneously with the execution of this Stipulation, the City and HHC shall each execute and deliver to Enzo a release in the form annexed hereto as Exhibit D.

         17. Nothing contained in this Stipulation shall be deemed an admission of liability or wrongdoing by any party hereto, and each party hereto expressly denies any and all liability or wrongdoing.

         18. This Stipulation may be executed in counterparts. The parties and their attorneys shall accept and rely upon copies of executed signature pages transmitted by telecopier as duplicate originals.

Dated:    New York, New York
          July 31, 1996

THE CITY OF NEW YORK


     /s/ Lori Fierstein
-----------------------------------------------
By:  Lori Fierstein, Acting Deputy Commissioner
     Department of General Services,
     Division of Real Estate Services

NEW YORK CITY HEALTH AND HOSPITALS CORPORATION


     /s/ Luis R. Marcos
-----------------------------------------------
By:  Luis R. Marcos, M.D.
     President

PAUL A. CROTTY
Corporation Counsel of the
  City of New York
Attorney for Petitioners
100 Church Street, Room 6-103
New York, New York  10007
(212) 788-0600

By:  /s/ Lawrence S. Kahn
   --------------------------------------------
     Lawrence S. Kahn
     Chief Litigating Assistant Corporation Counsel

ANDERSON KILL & OLICK, P.C.
Attorney for Respondent
1251 Avenue of the Americas
New York, New York  10020
(212) 278-1000

By:  /s/ Arthur S. Olick
   --------------------------------------------
     Arthur S. Olick, Esq., A Member of the Firm


ENZO BIOCHEM, INC.

By:  /s/ Barry Weiner
   --------------------------------------------
     Name: Barry Weiner
          -------------
     Title: Exec. V.P.
           ------------

                                   EXHIBITS
                                   --------

      EXHIBIT A:     Stipulation of Discontinuance of Non-Payment
                     Proceeding

      EXHIBIT B:     Stipulation of Discontinuance of the Supreme Court
                     Action

      EXHIBIT C:     Enzo Release of City/HHC

      EXHIBIT D:     City/HHC Release of Enzo

                                    EXHIBIT A
                                    ---------


CIVIL COURT OF THE CITY OF NEW YORK
COUNTY OF NEW YORK: PART 52
------------------------------------------x
THE CITY OF NEW YORK and NEW YORK
CITY HEALTH AND HOSPITALS
CORPORATION,                                               STIPULATION OF
                                                           DISCONTINUANCE

               Petitioners (Landlord),

                                                           Index No. 016488/95
          - against -                                      (Commercial L&T)


ENZO BIOCHEM, INC.
R&S Building
Bellevue Hospital
492 First Avenue
New York, New York
(Block 962, Lot 100),


               Respondent (Tenant),


          - and -


"JOHN AND JANE DOE"


               Respondent (Undertenants),

Said names of the undertenants being
fictitious and unknown to petitioner,
persons intended to be undertenants,
occupants and/or licensees of the
subject premises.

------------------------------------------x


          IT IS HEREBY STIPULATED AND AGREED by and between the parties hereto that the above action is hereby discontinued with prejudice and without costs, disbursements or attorneys' fees to any party.

Dated:  New York, New York
        July 31, 1996

THE CITY OF NEW YORK

     /s/ Lori Fierstein
-----------------------------------------------
By:  Lori Fierstein, Acting Deputy Commissioner
     Department of General Services,
     Division of Real Estate Services

NEW YORK CITY HEALTH AND HOSPITALS CORPORATION

     /s/ Luis R. Marcos
-----------------------------------------------
By:  Luis R. Marcos, M.D.
     President

PAUL A. CROTTY
Corporation Counsel of the
  City of New York
Attorney for Petitioners
100 Church Street, Room 6-103
New York, New York  10007
(212) 788-0600

By:  /s/ Lawrence S. Kahn
   --------------------------------------------
     Lawrence S. Kahn
     Chief Litigating Assistant Corporation Counsel

ANDERSON KILL & OLICK, P.C.
Attorney for Respondent
1251 Avenue of the Americas
New York, New York  10020
(212) 278-1000

By:  /s/ Arthur S. Olick
   --------------------------------------------
     Arthur S. Olick, Esq., A Member of the Firm

ENZO BIOCHEM, INC.

By:  /s/ Barry Weiner
   --------------------------------------------
     Name: Barry Weiner
          -------------
     Title: Exec. V.P.
           ------------



                      -------------------------
                               Judge

                           EXHIBIT B


SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK:
------------------------------------------x
ENZO BIOCHEM, INC.                                         Index No. 113887/95


               Plaintiff,


          - against -                                      STIPULATION OF
                                                           DISCONTINUANCE
THE CITY OF NEW YORK and NEW YORK
CITY HEALTH AND HOSPITALS CORPORATION,


               Defendant.

------------------------------------------x


          IT IS HEREBY STIPULATED AND AGREED by and between the parties hereto that the above action is hereby discontinued with prejudice and without costs, disbursements or attorneys' fees to any party.

Dated:  New York, New York
        July 31, 1996

THE CITY OF NEW YORK

     /s/ Lori Fierstein
-----------------------------------------------
By:  Lori Fierstein, Acting Deputy Commissioner
     Department of General Services,
     Division of Real Estate Services

NEW YORK CITY HEALTH AND HOSPITALS CORPORATION

     /s/ Luis R. Marcos
-----------------------------------------------
By:  Luis R. Marcos, M.D.
     President

PAUL A. CROTTY
Corporation Counsel of the
  City of New York
Attorney for Petitioners
100 Church Street, Room 6-103
New York, New York  10007
(212) 788-0600

By:  /s/ Lawrence S. Kahn
   --------------------------------------------
     Lawrence S. Kahn
     Chief Litigating Assistant Corporation Counsel

ANDERSON KILL & OLICK, P.C.
Attorney for Respondent
1251 Avenue of the Americas
New York, New York  10020
(212) 278-1000

By:  /s/ Arthur S. Olick
   --------------------------------------------
     Arthur S. Olick, Esq., A Member of the Firm

ENZO BIOCHEM, INC.

By:  /s/ Barry Weiner
   --------------------------------------------
     Name: Barry Weiner
          -------------
     Title: Exec. V.P.
           ------------



                        -----------------------
                               J.S.C.

                                   EXHIBIT C
                                   ---------

     To all to whom these Presents shall come or may Concern, Know That ENZO BIOCHEM, INC., a corporation organized under the laws of the State of Delaware, as Releasor, in consideration of the sum of TEN ($10.00) DOLLARS and other good and valuable consideration receipt whereof is hereby acknowledged, releases and discharges THE CITY OF NEW YORK and NEW YORK CITY HEALTH AND HOSPITALS CORPORATION (hereinafter referred to collectively as "Releasee"), and Releasee's successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the Releasee, the Releasor, Releasor's successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release, in connection with a certain Sublease between Releasor, as tenant, and Releasee, as landlord, dated November 18, 1985 for premises located at 492 First Avenue, New York, New York (the "Premises"), and a certain Amendment of Sublease between Releasor and Releasee, dated October 30, 1992, with respect to the Premises, except for Releasee's performance of its obligations pursuant to a certain Stipulation of Settlement, dated July 31, 1996, of an action in Civil Court of the City of New York entitled THE CITY OF NEW YORK AND NEW YORK CITY HEALTH AND HOSPITALS CORPORATION V. ENZO BIOCHEM, INC. AND JOHN AND JANE DOE, Index No. 016488/95.

     The words "Releasor" and "Releasee" include all releasors and all releasees under this Release.

     This Release may not be changed orally.


     IN WITNESS WHEREOF, the Releasor has caused this Release to be executed by its duly authorized officers and its corporate seal to be hereunto affixed on July 31, 1996.

     In presence of:


                                       ENZO BIOCHEM, INC.


                                       By: /s/ Barry Weiner
                                          -----------------------------------
                                       Name: Barry Weiner
                                            ---------------------------------
                                       Title: Exec. V.P.
                                             --------------------------------

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )


     On July 31, 1996 before me personally came Barry Weiner to me known,
                                                ------------
who, by me duly sworn, did depose and say that deponent resides at 69 Fifth
                                                                   --------
Ave., NY,NY that deponent is the Exeutive V.P. of ENZO BIOCHEM, INC., the
-----------                      -------------
corporation described in, and which executed the foregoing Release, that deponent knows the seal of the corporation, that the seal affixed to the

Release is the corporate seal, that it was affixed by order of the board of directors of the corporation; and that deponent signed deponent's name by like order.

                                       /s/ Marian J. O'Neill
                                       ------------------------------------
                                       Notary Public


                                                  MARIAN J. O'NEILL
                                           Notary Public, State of New York
                                                   No. 60-4807522
                                            Qualified in Westchester County
                                          Certificate Filed in New York County
                                          Commission Expires November 30, 1996

                                   EXHIBIT D
                                   ---------

     To all to whom these Presents shall come or may Concern, Know That THE CITY OF NEW YORK and NEW YORK CITY HEALTH AND HOSPITALS CORPORATION, collectively as Releasor, in consideration of the sum of TWO MILLION NINE HUNDRED FIFTY THOUSAND ($2,950,000.00) DOLLARS or other good and valuable considerations received from ENZO BIOCHEM, INC., as Releasee, receipt whereof is hereby acknowledged, releases and discharges Releasee, and Releasee's successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against the Releasee, the Releasor, Releasor's successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Release, arising out of or incident to a certain Sublease between Releasor, as landlord, and Releasee, as tenant, dated November 18, 1985 for premises located at 492 First Avenue, New York, New York (the "Premises"), and a certain Amendment of Sublease between Releasor and Releasee, dated October 30, 1992, with respect to the Premises and the use and occupation of said premises by Releasor , except for Releasee's performance of its obligations pursuant to a certain Stipulation of Settlement, dated July 31, 1996, of an action in Civil Court of the City of New York entitled THE CITY OF NEW YORK AND NEW YORK CITY HEALTH AND HOSPITALS CORPORATION V. ENZO BIOCHEM, INC. AND JOHN AND JANE DOE, Index No. 016488/95.

     The words "Releasor" and "Releasee" include all releasors and all releasees under this Release.

     This Release may not be changed orally.

     IN WITNESS WHEREOF, the Releasor has caused this Release to be executed by its duly authorized signatory and its seal to be hereunto affixed on July 31, 1996.

     In presence of:                   THE CITY OF NEW YORK


                                       By: /s/ Lawrence S. Kahn
                                          ----------------------------------
                                       Name: Lawrence S. Kahn
                                            --------------------------------
                                       Title: Acting Corporation Council
                                             -------------------------------

                                       NEW YORK CITY HEALTH AND
                                         HOSPITALS CORPORATION


                                       By: /s/ Luis R. Marcos
                                          ----------------------------------
                                       Name: Luis R. Marcos, M.D.
                                            --------------------------------
                                       Title:
                                             -------------------------------

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )


     On July 31, 1996 before me personally came Lawrence S. Kahn, who is known to me, who is the Acting Counsel for the City of New York, the municipal corporation described herein, and which executed the foregoing Release, and that deponent is authorized to execute the foregoing Release on behalf of the City of New York.


                                   /s/ ROBIN GREEN
                                   ----------------------------------
                                   Notary Public
                                   (illegible)
                                   Notary Public of New York
                                   (illegible)
                                   Qualified in Queens County
                                   Commission Expires Dec. 11, 1997

STATE OF NEW YORK   )
                    )   [ILLEGIBLE]
COUNTY OF NEW YORK  )


     On July 31, 1996 before me personally came Luis R. Marcos, M.D. to me known, who, by me duly sworn, did depose and say that deponent resides at
  [ILLEGIBLE] that deponent is the President of NEW YORK CITY HEALTH AND HOSPITALS CORPORATION, the corporation described in, and which executed the foregoing Release, that deponent knows the seal of the corporation, that the seal affixed to the Release is the corporate seal, that it was affixed by order of the board of directors of the corporation; and that deponent signed deponent's name by like order.

                                                       /s/ Patricia B. Clift
                                                       ---------------------
                                                       Notary Public

               PATRICIA B. CLIFT
        Notary Public, State of New York
                 No. 31-5002589
          Qualified in New York County
         Commission Expires Oct. 5, 1996

     [ACKNOWLEDGEMENT FOR THE CITY OF NEW YORK]

Agreed to:

/s/ Lori Fierstein
-----------------------------------------------
By:  Lori Fierstein, Acting Deputy Commissioner
     Department of General Services
     Division of Real Estate Services

NEW YORK CITY HEALTH AND HOSPITALS CORPORATION

/s/ Luis R. Marcos, M.D.
-----------------------------------------------
By:  Luis R. Marcos, M.D.
     President

PAUL A. CROTTY
Corporation Counsel of the
      City of New York
Attorney for Petitioners
100 Church Street, Room 6-103
New York, New York  10007
(212) 788-0600

BY: /s/ Lawrence S. Kahn
   --------------------------------------------
     Lawrence S. Kahn
     Chief Litigating Assistant Corporation Counsel

ANDERSON KILL & OLICK, P.C.
Attorney for Respondent
1251 Avenue of the Americas
New York, New York  10020
(212) 278-ILLEGIBLE

By: /s/ Arthur S. Olick
   --------------------------------------------
     Arthur S. Olick, Esq., A Member of the Firm

ENZO BIOCHEM, INC.

By: /s/ Barry Weiner
   --------------------------------------------
     Name: Barry Weiner
     Title: EVP

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